UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 30, 2007
(Date of earliest event reported)

          Wells Fargo Home Equity Asset-Backed Securities 2007-1 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

         New York                     333-131594-04              Applied For
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(State or other jurisdiction       (Commission File No.        (IRS Employer
     of incorporation              of issuing entity)         Identification No.
    of issuing entity)                                        of issuing entity)

        7430 New Technology Way, Frederick, Maryland                 21703
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code           (301) 846-8881
                                                 -------------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events

               Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of March 30, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Home Equity Asset-Backed Securities 2007-1 Trust, Home Equity Asset-Backed Certificates, Series 2007-1 (the "Certificates"), issued on March 30, 2007, including (i) the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $527,765,000 and (ii) the Class R, Class CE and Class P Certificates (the "Private Certificates").

               The Public Certificates were sold to Barclays Capital Inc. pursuant to an underwriting agreement, dated November 2, 2006 and terms agreement, dated February 12, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Barclays Capital Inc. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

               The Private Certificates were sold to Barclays Capital Inc. on March 30, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

               The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated March 30, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01      Financial Statements and Exhibits

               (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.            Description
-----------            -----------

        (1.1) Underwriting Agreement, dated November 2, 2006 and terms agreement, dated February 12, 2007, among the Company, Wells Fargo Bank, N.A. and Barclays Capital Inc.

        (4.1) Pooling and Servicing Agreement, dated as of March 30, 2007, among Wells Fargo Asset
                       Securities Corporation, as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National
                       Association, as trustee.

        (10.1) Mortgage Loan Purchase Agreement, dated March 30, 2007, between the Company and Wells Fargo Bank, N.A.

        (10.2) Interest Rate Swap Agreement, dated March 30, 2007, between Wells Fargo Bank, N.A. and Barclays Bank PLC.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WELLS FARGO ASSET SECURITIES
                                                   CORPORATION

March 30, 2007



                                                   /s/ Bradley A. Davis
                                                   --------------------
                                                   Bradley A. Davis
                                                   Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

      (1.1)       Underwriting Agreement, dated November 2,
                  2006 and terms agreement, dated February 12,    E
                  2007, among the Company, Wells Fargo Bank,
                  N.A. and Barclays Capital Inc.

      (4.1)       Pooling and Servicing Agreement, dated as of
                  March 30, 2007, among Wells Fargo Asset         E
                  Securities Corporation, as depositor, Wells
                  Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

      (10.1)      Mortgage Loan Purchase Agreement, dated March    E
                  30, 2007, between the Company and Wells Fargo
                  Bank, N.A.

      (10.2)      Interest Rate Swap Agreement, dated March 30,    E
                  2007, between Wells Fargo Bank, N.A. and
                  Barclays Bank PLC.